EXHIBIT 10.1

CONFIDENTIAL TREATMENT REQUESTED under 17 C.F.R. § 200.80(b)(4) and 240.24b-2

FIRST AMENDMENT TO COMMERCIAL SUPPLY AGREEMENT
This First Amendment (“Amendment”) to the Commercial Supply Agreement is made effective as of this 1st day of August, 2015 (“Amendment Effective Date”), by and between Omeros Corporation (“Omeros”) and Hospira Worldwide, Inc. (“Hospira”). Each of Hospira and Omeros is referred to herein individually as a “Party” and together as the “Parties.”

WHEREAS, Omeros and Hospira are Parties to that certain Commercial Supply Agreement, dated as of October 3, 2014 (the “Agreement”), and

WHEREAS, the parties wish to amend the Agreement to reflect the Parties’ mutual agreement to transfer manufacturing operations for the Product from Hospira’s [†] facility to its facility at [†]; and to provide for additional an additional Product configuration under the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this First Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the Agreement is further amended as follows:

1.Incorporation of the Agreement. The Agreement is incorporated herein by this reference as though the same was set forth in its entirety. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

2.Preamble. The preamble of the Agreement is hereby amended change the definition of Hospira to “Hospira Worldwide, Inc. ( “Hospira”). The following listed clauses are stricken to reflect the transfer of manufacturing operations from the Hospira [†] plant to the [†] facility [†]:

“Hospira S.p.A., having its registered address at [†] (“Hospira [†]”) on behalf of its Affiliated corporation,”

“For purposes of this Agreement, Hospira [†] and Hospira US shall be referred to collectively as “Hospira”, unless the content requires otherwise.”

3.Definitions; References. Certain defined terms are amended or replaced to the Agreement as indicated below. Otherwise, all capitalized terms which are not defined herein shall have the same meanings as set forth in the Agreement. References to numbered sections cited herein refer to specific sections of the Agreement, as amended.

The following existing definitions are hereby amended and replaced as follows:

(a)The definition of “Business Day” is hereby replaced in its entirety with the following:

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““Business Day” means any day which is not a Saturday or Sunday or a bank or public holiday in Seattle, Washington, [†] or [†].”

(b)The definition of “Facility” is hereby replaced in its entirety with the following:

““Facility” means Hospira’s pharmaceutical manufacturing facility at [†], or for certain operations as specified in this Agreement, [†].”

(c)In the definition of “Latent Defect” the references to “the QP” are replaced by “Hospira’s quality representative.”

4.Section 3.2. - Quality Control; Agreement and Certificates

(a)    In the first sentence, the reference to “Hospira’s Qualified Person(s) (“QP”)” is replaced by “Hospira’s quality representative.”

(b)    The penultimate sentence is hereby amended to read as follows:

“Notwithstanding the foregoing, the Parties agree that for Product with a final destination in the European Union, Omeros may at its option employ the services of Hospira’s [†]-based QP’s or Third Party QPs to conduct the release testing of each such Batch, and in accordance with Section 3.3 shall determine whether such Batch is conforming.”

5.Section 3.9.2 - Price Adjustments. The penultimate sentence of Section 3.9.2 is hereby deleted and replaced by the following clause:

“Such increases shall not exceed the lesser of (a) [†], or (b) [†].”

6.Section 3.9.3 - Taxes; VAT; User Fees. Section 3.9.3 is deleted in its entirety an replaced with the following new clause:

“Taxes. Omeros will pay all federal, state, county or municipal sales or use tax, excise, customs charges, duties or similar charge, or any other tax assessment (other than that assessed against income or payments required to be made by Hospira as an employer), licence, fee or other charge lawfully assessed or charged on the manufacture, sale or transportation of the Product that Hospira manufactures, sell and delivers pursuant to this Agreement. In particular, Omeros will be responsible for and pay all Prescription Drug User (PDUFA) annual establishment fees with respect to the Product. For the avoidance of doubt, Omeros shall not be required to pay any PDUFA annual facility fees, which shall be Hospira’s sole and exclusive obligation. Omeros will provide Hospira with copies of any state tax exemption form

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(s) if it intends to claim exemption for sales or use taxes in any state(s) where the Product is to be shipped.”

7.Section 3.9.4 - Payment Terms. The first sentence of Section 3.9.4 is amended to read as follows:

“Except for specified payments to be made in [†] for work done at the Hospira [†] Facility, Omeros shall make payment of any undisputed portion of such invoices in [†] within thirty (30) days after Omeros’ receipt of each such invoice, unless otherwise specifically set forth in this Agreement.”

8.Section 3.11.2 - Purchase Order Changes; Cancellation. In the second sentence of Section 3.11.2, the reference to a [†] is hereby changed to stipulate a [†].

9.Section 3.15 – Storage Fee. The last sentence of Section 3.15 is hereby amended to read as follows:

“The fee shall be [†].”

10.Section 3.16 - Shipments per Batch. The second sentence of Section 3.16 is hereby amended to read as follows:

“Any additional shipments of Product per Batch requested shall be at a fee of [†] per shipment plus shipping costs.”

11.Section 5.6 - Regulatory Inspections. The second sentence of Section 5.6 is amended as follows:

“Omeros agrees to offset Hospira’s costs for each PAI inspection at the rate of [†] per PAI.”

12.Section 5.7 - Changes in Territory. The last sentence of Section 5.7 is hereby amended to read as follows:

“Hospira shall be entitled to charge a fee of [†] for any additional pre-approval inspections of the Facility that may be required by relevant Regulatory Authorities."

13.Section 12.6 – Notices. Section 12.6 is hereby amended by replacing the notice information of Hospira Liscate with the following:

If to Hospira:

Hospira Worldwide, Inc.
275 North Field Drive

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Lake Forest, Illinois 60045

Attention:    V.P. Contract Manufacturing
Facsimile:    (224) 212-3210

14.EXHIBIT A – Additional Definitions. Exhibit A is hereby amended by striking the following definitions from the Amendment table:

Defined Term	Section in which Defined
Hospira [†]	Premable
Hospira US	Preamble
VAT	3.9.3

15.EXHIBIT B - Specifications. Exhibit B is hereby amended by replacing the original Exhibit with Annex I

16.EXHIBIT C – Stability Testing. Exhibit C is hereby amended by deleting the existing table in its entirety and replacing it with the table included on Annex II, attached hereto.

17.EXHIBIT D – Price. Exhibit D is hereby amended by deleting the existing table in its entirety and replacing it with the table included on Annex III, attached hereto.

18.Except as expressly amended by this Amendment, the Agreement shall remain unchanged and continue in full force and effect as provided therein. This Amendment (including Annexes I, II and III attached hereto) and the Agreement constitute the complete, final and exclusive understanding and agreement of the parties with respect to the subject matter of the Agreement, and supersede any and all prior or contemporaneous negotiations, correspondence, understandings and agreements, whether oral or written, between the parties respecting the subject matter of the Agreement. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In the event of a conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall prevail.

19.This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Signatures provided by facsimile transmission or in Adobe™ Portable Document Format (PDF) sent by electronic mail shall be deemed to be original signatures.

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IN WITNESS THEREOF, the Parties have caused this Amendment to be duly executed as of the Amendment Effective Date.

OMEROS CORPORATION

By: /s/ Gregory A. Demopulos
Gregory A. Demopulos, M.D.
Chairman & CEO

HOSPIRA WORLDWIDE, INC.

By: /s/ Karen Blair
Karen Blair
Vice President, One 2 One Contract Manufacturing Services

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ANNEX I

EXHIBIT B

Specifications

[†]

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ANNEX II

EXHIBIT C

Stability Tests

Stability Testing	Req.	Not Req.	N/A	Responsibility		Cost	Comment
				Hospira	Client
Engineering batch stability		X
Registration batch stability (Optional)	X			X		[†]	[†]
Annual Marketed Product stability	X			X		[†]	[†]
Total Cost:	[†]					[†]
Payment:	Mutually agreed upon yearly schedule
Timing:	Per stability matrix

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ANNEX III

EXHIBIT D

Price

Commercial Product Pricing Table

[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
			[†]	[†]
[†]	[†]	[†]	[†]	[†]
			[†]	[†]
[†]	[†]	[†]	[†]	[†]
			[†]	[†]
[†]	[†]	[†]	[†]	[†]
		[†]		[†]
		[†]		[†]
		[†]		[†]

Product Assumptions:

▪	[†]

▪	Cost of two active ingredients (phenylephrine HCl, ketorolac tromethamine) are not included in quote and will be added as a pass through charge without mark-up

▪	API storage conditions – [†]

▪	Finished product storage conditions – [†]

▪	In-process and release testing to meet [†] standards

▪	[†].

▪	[†]

▪	[†].

▪	Drug product release testing to be performed by Hospira with issuance of a Certificate of Analysis to Omeros, with released product to have [†].

▪	A Quality Agreement must be executed prior to GMP batch production.

NOTE: Should any of these preliminary assumptions change during the course of the negotiation period or initial development work, Hospira reserves the right to adjust the price per unit to reflect true changes in costs.

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